UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 21, 2016
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INTEL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2200 Mission College Blvd., Santa Clara, California 95054-1549
(Address of principal executive offices) (Zip Code)
(408) 765-8080
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the "Board") of Intel Corporation (the "Corporation") amended the Intel Corporation Bylaws (the "Bylaws") to provide for "proxy access" by eligible stockholders and make other clarifying changes, as described below.

Article II, Section 9 of the Bylaws, as amended, provides for a stockholder, or a group of up to 20 stockholders, that has owned at least 3% of the Corporation's outstanding common stock continuously for at least three years to nominate and include in the Corporation's proxy materials up to the greater of two directors and 20% of the number of the Corporation's directors then in office, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws.  Prior to adopting the new proxy access provisions, the Corporation engaged in discussions with a number of its stockholders to assess their views on appropriate proxy access terms, allowing the Board to implement terms that it believes will provide meaningful proxy access rights for stockholders while furthering the long-term interests of the Corporation and its stockholders.

The amendments to the Bylaws also revise provisions relating to calling and conducting stockholder, Board and Board committee meetings; revise the period for delivering notice to the Corporation of nominations and proposals intended to be presented by stockholders and the information to be included in any such notice; and make other clarifying or conforming changes.  The amendments to the Bylaws are effective immediately, except that the amendment in Article II, Section 8(b), setting forth the period for advance notice of business or nominations to be presented at an annual stockholders meeting, are effective as of February 18, 2016, so that the notice period with respect to the Corporation's 2016 annual stockholders' meeting remain as set forth in the Corporation's 2015 proxy statement.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d)              Exhibits.

The following exhibits are filed as part of this Report.

Exhibit Number	Description
3.2	Intel Corporation Bylaws, as amended and restated on January 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

/s/ Suzan A. Miller
/	Suzan A. Miller
Date: January 25, 2016	Vice President, Deputy General Counsel and Corporate Secretary